UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2007

ELITE ARTZ, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52020	90-0201309
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

251 JEANELL DRIVE SUITE 3 CARSON CITY NV 89703

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 801-244-2423

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.01 On June 29, 2007, the Company entered into an Agreement for Share Exchange (the “Agreement”) with WISHTOP Group Limited (“WISHTOP”), a British Virgin Islands company, and Feng Di, the shareholder of WISHTOP (the “Shareholder”).

Pursuant to the terms of the Agreement, ELITE shall acquire a 100% ownership interest in WISHTOP from the Shareholder.  Consideration to be paid by ELITE to the Shareholder shall be a total of 34,673,200 shares of its common stock (the “Exchange Shares”) in exchange for 100% of the ownership interests in WISHTOP. The Exchange shall take place according to the terms of the Agreement and in accordance with applicable law.  Immediately following completion of the share exchange transaction through the issuance of the Exchange Shares, ELITE shall have a total of approximately 40,792,000 shares of its common stock issued and outstanding. The Agreement will close subject to the provisions and conditions of the Agreement and the discretion of the parties.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

2.01 On June 29, 2007, the Company closed the transaction set forth in the Agreement with WISHTOP and Feng Di, the shareholder of WISHTOP (the “Shareholder”).  Pursuant to the terms of the Agreement, the Company has acquired a 100% ownership interest in WISHTOP from the Shareholder.  Consideration paid by ELITE to the Shareholder consisted of a total of 34,673,200 shares of its common stock (the “Exchange Shares”) in exchange for 100% of the ownership interests in WISHTOP. The Exchange took place according to the terms of the Agreement and in accordance with applicable law.  Following the closing, the Company now has a total of approximately 40,792,000  shares of its common stock issued and outstanding.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The Agreement is incorporated by reference and attached hereto as Exhibit 2.1.

(a)

 Financial Statements of Business Acquired

The audited financial statements of Wishtop as of and for the years ended December 31, 2006 and 2005, and the unaudited financial statements as of and for the three months ended March 31, 2007, to the extent required to be filed as part of this Current Report on Form 8-K, are not currently available.  Such financial statements shall be filed by amendment to this report on Form 8-K within 75 days of the Closing Date.

(b) Pro Forma Financial Information

The unaudited Pro Forma Consolidated Financial Statements as of December 31, 2006 and as of March 31, 2007, to the extent required to be filed as part of this Current Report on Form 8-K, are not currently available.  Such financial information shall be filed by amendment to this report on Form 8-K within 75 days of the Closing Date.attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2007

Elite Artz, Inc.

By:	/s/ Wong Nga Leung
Wong Nga Leung, Director